UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 4, 2026

Date of Report (Date of earliest event reported)

AptarGroup, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11846 (Commission File Number)	36-3853103 (IRS Employer Identification No.)

265 Exchange Drive, Suite 301, Crystal Lake, Illinois 60014

(Address of principal executive offices)

Registrant’s telephone number, including area code: 815-477-0424

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	ATR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2026, Aditya J. Gandhi, Vice President, Chief Accounting Officer of AptarGroup, Inc. (the “Company”), notified the Company of his decision to resign from his positions as Vice President, Chief Accounting Officer and principal accounting officer of the Company, effective on September 11, 2026 (the “Separation Date”). Mr. Gandhi is resigning to pursue another opportunity outside the greater Chicago area. Mr. Gandhi’s decision to resign was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On September 10, 2026, the Board of Directors of the Company (the “Board”) appointed Daniel Ackerman as the Company’s Senior Vice President, Interim Chief Accounting Officer, effective as of the Separation Date. Mr. Ackerman, age 53, who was the Company’s Chief Accounting Officer and principal accounting officer from August 1, 2024 until June 8, 2026, when Mr. Gandhi assumed the position, will resume the role until the appointment of a permanent successor. In this role, Mr. Ackerman will serve as the Company’s principal accounting officer and will report to Vanessa Kanu, Executive Vice President and Chief Financial Officer. Mr. Ackerman has served as Senior Vice President, Finance for Aptar Pharma since June 2026. Mr. Ackerman joined the Company in 2015 as Vice President, Corporate Controller.

There are no arrangements or understandings between Mr. Ackerman and any other persons pursuant to which Mr. Ackerman was appointed as Senior Vice President, Interim Chief Accounting Officer of the Company. There are no family relationships between Mr. Ackerman and any director or executive officer of the Company, and he has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AptarGroup, Inc.

Date: September 10, 2026	By:	/s/ Irene Hudson
Irene Hudson
Executive Vice President, Chief Legal Officer and Secretary